SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 17 - SUBSEQUENT EVENTS

A.	Acquisition of Majority Stake in Quantum Transportation Ltd.

In January 2026, the Company completed a transaction for the acquisition of a 51% ownership interest in Quantum Transportation Ltd. (“Quantum Transportation”), pursuant to a definitive Securities Exchange Agreement (“SEA”), dated November 30, 2025, thereby obtaining majority ownership and control of Quantum Transportation. Quantum Transportation incorporated in Israel on August 31, 2025, and is a technology company focused on quantum-computing–based error-correction algorithms and has an exclusive sub license for rail technologies under an innovative pending patent in quantum error correction owned by Ramot, the technology transfer company of the Tel Aviv University.

In consideration of 51% of Quantum Transportation’s issued and outstanding share capital on a fully diluted, post-closing basis, the Company issued 99,424 ordinary shares, representing approximately 4.99% of the Company’s outstanding share capital as of the signing date of the SEA and prior to such issuance. The total consideration, based on the fair value of the shares issued as of the transaction date, is valued at approximately $1 million.

In connection with the closing, the Company also entered into a convertible loan agreement (the “Loan Agreement”) to provide Quantum Transportation with a loan facility of up to $700, bearing interest at 8% per annum, which may be drawn down from time to time in accordance with the terms of the Loan Agreement. An initial tranche of $100 was disbursed shortly after closing.

B.	New Lease Agreement

In March 2026, the Company entered into a new lease agreement for office premises, including a research and development facility, located in Infinity Park, Ra’anana, Israel, comprising approximately 1,230 square meters (approximately 13,240 square feet).

The lease term is for an initial period of five years commencing on October 1, 2026, with an option to extend for an additional five-year period. The average monthly base rent is approximately NIS 97,000 (approximately $30,500), subject to linkage to the Israeli Consumer Price Index. The agreement also includes customary management fees and related charges.

The Company expects to relocate its corporate headquarters to the new premises upon commencement of the lease term. Based on the terms of the new lease agreement, the Company does not expect a material change in its overall rental expenses compared to the existing lease.

As the agreement was entered into after the balance sheet date, no adjustment has been made to the consolidated financial statements as of December 31, 2025. Upon commencement of the lease, the Company expects to recognize a right-of-use asset and a corresponding lease liability in accordance with ASC 842, Leases.

C.	ATM offering and related adjustments

Subsequent to December 31, 2025, the Company issued additional ordinary shares under its ATM. As a result of such issuances, certain outstanding warrants were adjusted in accordance with their terms. See Note 7B(7) for additional information regarding the ATM program and Note 7B(4) for further details regarding the warrant adjustments.

D.	Reverse Split

On February 4, 2026, the Company effected a one-for-thirty (1-for-30) reverse stock split of its ordinary shares. See Note 1B for additional information.

E.	“The Lion’s Roar Operation”

On February 28, 2026, “The Lion’s Roar Operation” (the “Operation”) commenced, a joint military operation by the United States and Israel involving attacks in Iran. In response, Iran launched ballistic missiles and unmanned aerial vehicles (UAVs) toward Israel and certain states in the Persian Gulf region. These events have resulted in civilian casualties and property damage in Israel. Additionally, Hezbollah, a terrorist organization in Lebanon, joined the attacks against Israel and Israel has started military operations in Lebanon.

Following the commencement of the Operation, Israel’s Home Front Command announced a “special home front situation” and updated safety guidelines that include, among other measures, restrictions on passenger flights, limitations on gatherings, broad reserve recruitment, and temporary closure of certain businesses, which has contributed to a partial reduction in economic activity.

Subject to the continuation and/or escalation of the Operation, and given its adverse impact on economic conditions in Israel, management expects the Operation may have a negative effect on the Company. Because this is an ongoing event and there is uncertainty regarding its duration, nature and scope, management is unable to reasonably estimate the extent of the impact at this time.